Exhibit 32

The following certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350 and in accordance with SEC Release No. 33-8238. These certifications shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Principal Executive Officer

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of K12 Inc., a Delaware corporation (the “Company”), hereby certifies, to his knowledge, that:

(1) the accompanying Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2008
/s/  Ronald J. Packard
Ronald J. Packard
Chief Executive Officer
(Principal Executive Officer)

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of K12 Inc., a Delaware corporation (the “Company”), hereby certifies, to his knowledge, that:

(1) the accompanying Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2008
/s/  John F. Baule
John F. Baule
Chief Financial Officer and Chief Operating Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to K12 Inc. and will be retained by K12 Inc. and furnished to the Securities and Exchange Commission or its staff upon request.